Horizon Active Income Fund
PORTFOLIO OF INVESTMENTS
August 31, 2021 (Unaudited)

Shares		Value
	INVESTMENT COMPANIES - 94.6%
	Exchange Traded Funds - 94.6%
404,874	Columbia Diversified Fixed Income Allocation ETF (b)	$8,781,717
963,749	First Trust TCW Opportunistic Fixed Income ETF	52,071,358
2,227,513	Invesco Preferred ETF (b)	33,702,272
697,367	iShares 5-10 Year Investment Grade Corporate Bond ETF	42,420,835
534,224	iShares Core U.S. Aggregate Bond ETF	62,002,037
227,268	iShares JP Morgan USD Emerging Markets Bond ETF	25,769,919
387,068	iShares Trust iShares 1-5 Year Investment Grade Corporate Bond ETF (b)	21,222,938
277,674	Janus Henderson Mortgage-Backed Securities ETF	14,788,917
99,141	Overlay Shares Core Bond ETF	2,625,254
734,699	SPDR Blackstone / GSO Senior Loan ETF	33,774,113
99,315	SPDR Bloomberg Barclays Convertible Securities ETF (b)	8,678,145
1,171,214	VanEck Vectors Fallen Angel High Yield Bond ETF	38,978,002
397,506	WisdomTree Yield Enhanced U.S. Aggregate Bond Fund	20,912,234
162,321	Xtrackers Short Duration High Yield Bond ETF (b)(c)	7,773,049
1,267,075	Xtrackers USD High Yield Corporate Bond ETF (b)	51,113,806
	TOTAL INVESTMENT COMPANIES (Cost - $420,401,744)	424,614,596

	SHORT TERM INVESTMENTS - 1.2%
	Money Market Funds - 1.2%
5,091,251	First American Treasury Obligations Fund, Class X, 0.01% (a)	5,091,251
	TOTAL SHORT TERM INVESTMENTS (Cost - $5,091,251)	5,091,251

	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 20.3%
86,600,443	Mount Vernon Liquid Assets Portfolio, LLC 0.09% (a)	86,600,443
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost - $86,600,443)	86,600,443

	TOTAL INVESTMENTS - 121.1% (Cost - $512,093,438)	516,306,290
	Liabilities in Excess of Other Assets - (21.1)%	(89,952,580)
	NET ASSETS - 100.0%	$426,353,710

Percentages are stated as a percent of net assets.
(a) Interest rate reflects seven-day yield on August 31, 2021.
(b) All or a portion of this security is out on loan as of August 31, 2021.
(c) Affiliated Security